SUB-ITEM 77H

As of December 31, 2012, the following entity did not own 25% or more of the voting securities of MFS Emerging Markets Equity Portfolio:

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|PERSON/ENTITY            |
---------------------------
|SC IBBOTSON BALANCED FUND|
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As of December 31, 2012,  the  following  entity  did not own 25% or more of the voting securities of MFS Global Governments Portfolio:

PERSON/ENTITY
-------------------------------------------
|                                         |
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|SUN LIFE ASSURANCE COMPANY OF CANADA (US)|
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As of December 31, 2012, the following entities owned  25% or more of the voting securities of MFS Global Governments Portfolio:

--------------------------------------------------
|PERSON/ENTITY                        |PERCENTAGE|
--------------------------------------------------
|MFS CONSERVATIVE ALLOCATION PORTFOLIO|33.44%    |
--------------------------------------------------
|MFS MODERATE ALLOCATION PORTFOLIO    |42.64%    |
--------------------------------------------------


As of December 31, 2012, the following entity did not own 25% or more of the voting securities of MFS International Growth Portfolio:

---------------------------
|PERSON/ENTITY            |
---------------------------
|SC IBBOTSON BALANCED FUND|
---------------------------


As of December 31, 2012, the following entity owned 25% or more of the voting securities of MFS International Growth Portfolio:

----------------------------------------------
|PERSON/ENTITY                    |PERCENTAGE|
----------------------------------------------
|MFS MODERATE ALLOCATION PORTFOLIO|29.37%    |
----------------------------------------------


As of December 31, 2012, the following entity owned 25% or more of the voting securities of MFS Research International Portfolio:

PERSON/ENTITY
----------------------------------------------
|                                 |PERCENTAGE|
----------------------------------------------
|MFS MODERATE ALLOCATION PORTFOLIO|39.10%    |
----------------------------------------------